EXHIBIT 99.1

Indoor Harvest Corp and Alamo CBD Provide Updated Guidance

Houston, Texas, June 5, 2017 — Indoor Harvest Corp (OTCQB:INQD) is pleased to announced that the Company and Alamo CBD, LLC, have agreed in principal to amend and replace the previous definitive Share Exchange Agreement signed on April 20, 2017 and are providing shareholders updated guidance related to current efforts both in Texas and Colorado.

“The situation has been very fluid since we first proposed earlier this year to acquire Alamo CBD and undertake a change in business. As such, both parties have agreed to some key changes to the original agreement to put the Company in a better position to execute its current plans. The core focus of the group moving forward is to establish revenue generating infrastructure in the cannabis industry, leveraging our innovative technology and joint venture, either in Texas or Colorado, so that we can disrupt the industry by showing what scale, automation and technology can do for cannabis production,” stated Chad Sykes, Founder and Chief Innovation Officer of Indoor Harvest Corp.

Alamo CBD and Indoor Harvest have agreed to reduce by 70% the number of shares to be initially issued in the acquisition of Alamo CBD to 7,584,008 shares of common stock. Both parties will continue to pursue efforts to obtain a license in Texas under the Compassionate Use Program. To date, the Department of Public Safety (DPS) has yet to issue an official denial to Alamo CBD, which scored in the top 20 of applicants. Alamo CBD and Indoor Harvest have joined the Medical Cannabis Association of Texas and are currently undertaking collaborative efforts to seek a hearing with the DPS regarding the application process.

“The decision to issue conditional licenses to only three companies conflicts with the plain language and intent of SB 339 passed by the Texas legislature. Not only do we believe that the DPS did not follow the legislative mandates of SB 339, we also believe that it appears that the DPS failed to comply with several provisions of the Texas Administrative Procedures Act. We have requested a hearing with the DPS on behalf of our clients and are prepared to litigate the matter in court if necessary,” stated Keith Oakley, Founder and Chief Executive Officer of the Medical Cannabis Association of Texas.

Indoor Harvest has developed next generation, patent pending, cultivation methods and processes that allow for consistent and precise chemical expression of the cannabis plant. We believe that, when combined with the patented technologies of our joint venture partner, Vyripharm Biopharmaceuticals, we are able to deliver personalized cannabis medicines to patients suffering from a range of debilitating health conditions. This unique ability sets the group apart from the rest of the industry and efforts to build this infrastructure will be the core focus of the Company moving forward.

Alamo CBD and Indoor Harvest have retained Feldmann Nagel, LLC as legal counsel and engaged the services of John Seckman and Associates, LLC, to develop the parties Joint Venture plan in Colorado. The group has identified a 59,000 sq. ft. facility in Denver, Colorado and is in discussions with multiple license holders to secure and package a facilities and licensing agreement. If successful, it is intended that Indoor Harvest would be responsible for engineering and construction of the facility using its HPA technology. Further, the infrastructure would be owned by Indoor Harvest with a value added lease and licensing agreement to be executed with an existing Colorado license holder. It is also intended that the agreements would provide for Indoor Harvest to have the option to acquire the license holder subject to compliance with applicable in Colorado law.

Lastly, both parties agreed to no longer pursue the spin-off of Indoor Harvest’s vertical farming assets. All existing intellectual property will remain with Indoor Harvest. The Company will setup an equipment division that will manage the manufacturing of the Company’s portfolio of designs and will utilize third party seller representatives for commercial and retail sales. This effort will maintain ownership over the designs developed by the Company, while reducing operating costs by shifting the burden of sales and marketing to designated seller representatives.

In connection with the proposed acquisition of Alamo CBD and subsequent change in business, the Company will file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy statement and a shareholder vote will be required to close the acquisition of Alamo CBD and undertake the Company’s new business efforts. Before making any voting decision, the Company’s stockholders will be urged to read the proxy statement in its entirety when it becomes available and any other documents to be filed with the SEC in connection with the proposed acquisition or to be incorporated by reference in the proxy statement because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and shareholders may obtain a free copy of documents filed by Indoor Harvest Corp with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and shareholders may obtain a free copy of Indoor Harvest Corp’s filings with the SEC from Indoor Harvest Corp’s website at http://investors.indoorharvest.com/SEC-filings.

Consistent with the SEC’s April 2013 guidance on using social media outlets like Facebook and Twitter to make corporate disclosures and announce key information in compliance with Regulation FD, Indoor Harvest is alerting investors and other members of the general public that Indoor Harvest will provide weekly updates on operations and progress through its social media on Facebook and Twitter. Investors, potential investors and individuals interested in our company are encouraged to keep informed by following us on Twitter or Facebook.

Facebook: http://www.facebook.com/indoorharvest

Twitter: http://www.twitter.com/indoorharvest

ABOUT INDOOR HARVEST CORP

Indoor Harvest Corp, through its brand name Indoor Harvest®, is a full service, state of the art design-build engineering firm for the indoor farming industry. Providing production platforms and complete custom designed build outs for both greenhouse and building integrated agriculture (BIA) grows, tailored to the specific needs of virtually any cultivar. Our patent pending aeroponic fixtures are based upon a modular concept in which primary components are interchangeable. Visit our website at http://www.indoorharvest.com for more information about our Company.

FORWARD LOOKING STATEMENTS

This release contains certain “forward-looking statements” relating to the business of Indoor Harvest and its subsidiary companies, which can be identified by the use of forward-looking terminology such as “estimates,” “believes,” “anticipates,” “intends,” expects” and similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Certain of these risks and uncertainties are or will be described in greater detail in our filings with the Securities and Exchange Commission. These forward-looking statements are based on Indoor Harvest’s current expectations and beliefs concerning future developments and their potential effects on Indoor Harvest. There can be no assurance that future developments affecting Indoor Harvest will be those anticipated by Indoor Harvest. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Indoor Harvest undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Contacts:

Indoor Harvest Corp

CINO, Mr. Chad Sykes

713-410-7903

ccsykes@indoorharvest.com

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